October 2011 Specializing in Non-invasive Diagnosis of Life-Threatening Cardiac Disease Symbol: CAMH.OB Exhibit 99.1

Forward Looking Statements

Statements in this presentation that are not purely historical are forward-looking statements. These forward-
looking statements are based on current expectations and assumptions that are subject to risks and uncertainties.  Forward-looking statements include statements about existing and potential partnerships and distribution arrangements that Cambridge Heart, Inc. (the “Company”) is, or may become party to, the
Company’s future operating results, the Company’s expectations and estimates regarding MTWA Module metrics
(i.e., MTWA Module and sensor revenue, gross margins and sensor utilization), the Company’s plans with respect to future clinical trials, and potential product embodiments and clinical applications for the Company’s MTWA test.  These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties.  Actual results could differ materially from the results expressed or implied in these forward-looking statements.  Material deviations from our current operating plan, including failure to obtain funding necessary to fund our operations and to develop or enhance our technology, adverse results in future clinical studies of our technology, lower than expected sales of the MTWA Module, lower than expected sales of the Heartwave II System, lower than expected sales or gross margins for the MTWA Module and lower than expected sensor utilization by purchasers of the MTWA Module, may cause or contribute to such differences.
Other factors that may cause or contribute to such differences include failure to achieve broad market acceptance of the Company’s MTWA technology, failure of our sales and marketing organization or partners to market our products effectively, inability to hire and retain qualified clinical applications specialists in the
Company's target markets, failure to obtain or maintain adequate levels of first-party reimbursement for use of the Company's MTWA test, customer delays in making final buying decisions, decreased demand for the
Company's products, failure to obtain or maintain patent protection for our technology and overall economic and market conditions.  Many of these factors are more fully discussed, as are other factors, in Part I, Item 1A. “Risk
Factors” of the Company’s Annual Report on Form 10 K for the fiscal year ended December 31, 2010, which is on file with the SEC and available at www.EDGAR.com.  In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While the Company may elect to update forward-looking statements at some point in the future, the
Company specifically disclaims any obligation to do so except as may be legally necessary, even if the
Company’s estimates should change.

Strategic Objectives
Impact the number of deaths from sudden cardiac
arrest (SCA) from today’s 300,000 annual incidents
Make Microvolt T-Wave Alternans (MTWA) testing a
standard annual diagnostic assessment of 10 -12
million high-risk cardiac patients
Leverage MTWA core technology into new,  broader-
based diagnostic cardiac applications for 30-40 million
at risk patients

Lifetime Risk of
Sudden Cardiac Arrest
“These results are the first
estimates of lifetime risk
for SCD…These relatively
high lifetime risks (1 in 8
for men and 1 in 24 for
women) should promote
public health and individual
efforts aimed at preventing
this devastating
consequence of
cardiovascular disease.”
Lloyd-Jones DM, Berry JD, Ning H, Cai X, and Goldberger JJ. Lifetime Risk for Sudden Cardiac Death at Selected Index
Ages and by Risk Factor Strata and Race: Cardiovascular Lifetime Risk Pooling Project (abstract).
Circulation 2009;
120 (18 Suppl): S416.

High SCA Risk Population:
Large US Market Opportunity
5 million
Heart Failure
1-2 million
other
8 million
Post MI
(Prior heart attack)
~ 12 million
high-risk
individuals
Circulation 2/10/2006 Heart Disease and Stroke Statistics
300,000 deaths per year

SCA Risk Management Adapted from Myerburg, NEJM 2009; 360(9):938. 6 SCA risk can be managed if those at risk are identified

T-Wave Alternans (TWA)
• T-wave alternans (TWA)
refers to alternating, beat-
to-beat fluctuations in
amplitude and/or
morphology of the T wave.
• TWA is associated with
increased risk of ventricular
tachyarrhythmias and
sudden cardiac death.
Cambridge Heart’s proprietary technology is capable of
detecting subtle, microvolt-level T-wave alternans (MTWA),
1000 smaller than what visible to naked eye

Patented Technology
Analytic Spectral Method
®
Segment  2
Impedance
Respiration
Segment 1
Enhanced  ECG
Noise Reduction
Reduction of noise
through adaptive
cancellation of artifact
using proprietary active
sensors

Patent Portfolio

13 issued domestic and international patents protect all
components of the technology
– Proprietary multi-segment sensors
– Recording device
– Analysis algorithm
– Interpretation software
Patent protecting the core technology valid through
2021
3 pending patents on new applications
– Ischemia
– Ambulatory monitoring
– Pharmacological /drug development

Microvolt T-Wave Alternans (MTWA)
More effective at identifying at-
risk SCA patients than invasive
electrophysiology (EP) test
Patients with a positive MTWA
result are up to 14 times more
likely to experience sudden
cardiac arrest
Patients with negative MTWA
result have an extremely low
risk of experiencing SCA in the
next 12 to 18 months (<0.3%)

HearTwave® II

Clinical Validation
200+ publications in peer-reviewed journals
Large prospective clinical trials
– ALPHA Study - Boston Scientific
– ABCD Study – St. Jude Medical
– MASTER Study -- Medtronic
– Ikeda Study
– Meta Analysis – Hahnloser (March 2009 HRS Supplement)
Applicable patient populations
– Primary prevention (ejection fraction < 35%)
– Post MI
– Congestive heart failure
– Syncope
– Dilated cardiomyopathy

Class IIa Guideline
American College of Cardiology/American Heart Assoc./European Society of
Cardiology 2006 Guideline for Management of Patients With Ventricular
Arrhythmias and the Prevention of Sudden Cardiac Death  (Developed in
collaboration with the HRS and EHRA)
– Class IIa
It is reasonable to use T-Wave Alternans for
improving the diagnosis and risk stratification of
patients with ventricular arrhythmias or who are
at risk for developing life-threatening ventricular
arrhythmias. (Level of Evidence: A)

CMS National Coverage
“CMS (Medicare) has determined that there is
sufficient evidence to conclude that Microvolt T-
wave Alternans (MTWA) diagnostic testing is
reasonable and necessary for the evaluation of
patients at risk of sudden cardiac death, only
when the spectral analytic method* is
used, and CMS is issuing the following national
coverage determination (NCD) for this
indication.”
93025 (3/21/2006)
* Cambridge Heart US Patent # 6,735,466 granted May 2004

CMS National Coverage
Original Medicare Coverage
– Reimbursement was limited if MTWA is performed at the same time as standard stress, stress echo or nuclear stress testing
– Negatively impacted physician’s ability to integrate MTWA
testing for high-risk  cardiac patients
Revised Medicare Coverage
– Effective July 1, 2010 CMS removed these limitations
– Full reimbursement for both stress and MTWA tests during the same patient visit

StressPlus
TM
Stress Testing Stress + MTWA
vs.
Assess Arrhythmic Risk
Assess Ischemic Risk
Assess Arrhythmic Risk
Assess Ischemic Risk
CPT 93025
Microvolt T-wave Alternans
CPT 93015
Cardiovascular stress test
CPT 93015
Cardiovascular stress test
StressPlus
TM
model helps to overcome common
hurdles to adoption and utilization

Private Coverage
Current private coverage:
– United Healthcare
– Aetna, Cigna, Humana
– Blues: HCSC (IL, NM, OK, TX), Horizon (NJ), Care First (DC, DE,
MD), Wellmark (IA, SD), Premera (AK, WA), BCBS of AZ, KS,
MT, VT, MI
– Harvard Pilgrim
– Regionals: GHI, Tufts, Med. Mutual of Ohio, Health Net
Coverage typically for ICD indicated population
Other private payers in progress

Historical product positioning
~ 12 million
post MI, HF
and other high
risk patients
for SCA
30-40 million individuals at
moderate to high risk for cardiac
disease
Primary prevention
population (ICD candidates)
Borderline/Reluctant ICD
candidates
Population at risk for  SCA
Population at risk for
cardiac disease
Corporate Strategy

Current OEM  Module strategy
Ischemia
application

OEM Module Strategy
Provides MTWA technology as an add module to existing
medical equipment vs. stand-alone product
Taps into existing market for stress systems
–
Approximately 4,000 units sold per year (1)
with an estimated
installed base of 35,000.  40 million tests performed per year.
– Key players: Cardiac Science Corporation (39%), GE (30%), Welch
Allyn (6%),  Schiller 5%, Mortara & Philips 4% combined
(1)
Materially reduces the acquisition cost
Significantly simplifies practice integration
Develops installed user base for expanded applications
(1) Source: Frost & Sullivan, 2009 Report. US market data only.

First OEM Partnership
Cardiac Science: US stress market leader
– 5 year, non-exclusive, worldwide
– Partner will market and sell modules and sensors (CHI to drive utilization)
Module is offered as an upgrade to:
– Partner’s new system sales
– Partner’s existing installed base of stress systems
Product Launched September 2010
– Initial results impacted by CSC change of ownership
– “Zero cost” promotion launched July 2011. Module included on new Q-
stress sales
– Significant increase in OEM Module orders compared to previous 3 quarters
– Recurring sensor revenue begins 90 days post module shipment

Additional Strategic Initiatives
MTWA Module – Other Stress Platforms
– CHI’s current development work is portable to other manufacturer’s cardiac stress platforms
MTWA Module – Other potential embodiments
– Ambulatory Holter platform
– Event recording services

New Market Opportunity
Ischemia Application
– Data suggest MTWA can identify ischemia missed by other testing modalities
– Feasibility study began in July 2010
– Data from several sites (including feasibility study sites) suggest
MTWA is predictive of ischemic events
– Design of a prospective trial underway
– Potential applications:
• Cardiac stress testing
• Ambulatory  patient monitoring
• Bedside patient monitoring
• Implantable devices

~ 12 million post
MI, HF and other
high risk patients
for SCA
30-40 million individuals at
moderate to high risk for cardiac
disease

Financial Summary
Current Quarterly Revenue - $500,000 + 10%
– U.S. HearTwave Systems
– U.S. Sensor revenue
– All other (includes service and ROW sales)
Quarterly Cash Expenditures - $1,700,000 + 10%
– Largely fixed cash expenditures except commissions and moderate COG
Quarterly Cash Burn - $1,200,000 + 10%
Cash as of June 30, 2011 – $1.6 million
– Sufficient to fund operations into the fourth quarter of 2011

OEM Module Metrics
Upfront Module Revenue
– $0 - $5,000 (platform/channel/promotion dependant)
– COGS = $ 750 (low volume)
Recurring Sensor Revenue
– $45 - $70 per MTWA test (platform/channel dependant)
– +70% gross margin
Possible Range of Sensor Utilization/System
– 70 to 140 sensors/module/year
– Sensor recurring revenue target: $5,000/module/year

Capital Structure
Capital Structure (as converted)
– 125 million common shares issued and outstanding
– 16 million warrants at $.25
– 10.2 million employee/director options (7 mm at $0.16 exercise price)
Series C-1 Convertible Preferred (SJM Mar 2007)
– $12.5 million junior liquidation preference
– Converts into 4.2 million common shares at $2.99
Series D Convertible Preferred (Dec 2009)
– Purchased by directors and existing individual and institutional shareholders
– $1.8 million senior liquidation preference
– Converts into 21.6 million common shares

The Opportunity
Major components for success are in place, Risks associated with early stage medical devices are removed:
– FDA clearance, unique CPT code  and reimbursement, societal clinical guideline
– Marketing/distribution partnership in place
– Positive reimbursement change – key driver for adoption
Large addressable market
– 10 -12 million at risk patients
No commercially viable competition
– CMS coverage is limited to Cambridge Heart’s technology, GE’s technology is explicitly excluded.
High-margin (excess of 70%) razor- razorblade business model
– 10%  penetration represents $60,000,000 of recurring revenue on an annual basis
Ischemia potential opportunity
– 30-40 million at moderate to high risk individuals
– Sensor recurring revenue target: $10,000/module/year